                                                                Exhibit 10(xxv)




                     THE HAMILTON BEACH/PROCTOR-SILEX, INC.

                             UNFUNDED BENEFIT PLAN

              (As Amended and Restated Effective January 1, 1995)





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                       HAMILTON BEACH/PROCTOR-SILEX, INC.
                             UNFUNDED BENEFIT PLAN


                 Hamilton Beach/Proctor-Silex, Inc. (the "Company") does hereby amend and completely restate the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan to read as follows, effective January 1, 1995.

                                   ARTICLE I
                                    PREFACE
                                   ---------

                 SECTION 1.1. EFFECTIVE DATE. The original effective date of this Plan was March 10, 1993. The effective date of this amendment and restatement is January 1, 1995.


                 SECTION 1.2. PURPOSE OF THE PLAN. The purpose of this Plan is to provide for certain Employees of the Company benefits they would have received (a) under the Cash Balance Plan but for (i) the dollar limitation on Compensation taken into account as a result of Section 401(a)(17) of the Code, and (2) the limitations imposed under Section 415 of the Code, and/or (b) under the Savings Plan but for the limitations imposed under Section 402(g), 401(a)(17) or 401(k)(3) of the Code.

                 SECTION 1.3. GOVERNING LAW. This Plan shall be regulated, construed and administered under the laws of the State of Ohio, except when preempted by federal law.

                 SECTION 1.4. GENDER AND NUMBER. For purposes of interpreting the provisions of this Plan, the masculine gender shall be deemed to include the feminine, the feminine gender shall be deemed to include the masculine, and the singular shall





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include the plural unless otherwise clearly required by the context.

                                   ARTICLE II
                                  DEFINITIONS
                                  -----------

                 Except as otherwise provided in this Plan, terms defined in the Qualified Plans as they may be amended from time to time shall have the same meanings when used herein, unless a different meaning is clearly required by the context of this Plan. In addition, the following words and phrases shall have the following respective meanings for purposes of this Plan.

                 SECTION 2.1. ACCOUNT shall mean the record maintained in accordance with Section 3.2 by the Company as the Participant's Excess 401(k) Sub-Account.

                 SECTION 2.2. ADJUSTED ROE shall mean the average return on equity of the Company calculated for the applicable time period, based on A divided by B, where:

                 A = Net Income Before Extraordinary Items (but including extraordinary Items related to financings) + Current Year Amortization of Goodwill; and

                 B = Weighted Average (Shareholder Equity + Accumulated Amortization of Goodwill)


Adjusted ROE shall be determined at least annually by the Company.

                 SECTION 2.3. BENEFICIARY shall mean the person or persons designated by the Participant as his Beneficiary under this Plan, in accordance with the provisions of Article VII hereof.





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                 SECTION 2.4.  CASH BALANCE EMPLOYEE shall mean a participant in the Hamilton Beach/Proctor-Silex, Inc. Profit Sharing Retirement Plan (or any successor plan).





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                 SECTION 2.5.  CASH BALANCE PLAN shall mean the Hamilton
Beach/Proctor-Silex, Inc. Profit Sharing Retirement Plan (or any successor thereto), as the same may be amended from time to time.

                 SECTION 2.6. COMPANY shall mean Hamilton Beach/Proctor-Silex, Inc. or any entity that succeeds Hamilton Beach/Proctor-Silex, Inc. by merger, reorganization or otherwise.

                 SECTION 2.7. EXCESS RETIREMENT BENEFIT shall mean an Excess Pension Benefit and an Excess 401(k) Benefit (as described in Article III) which is payable to or with respect to a Participant under this Plan.

                 SECTION 2.8. 401(K) EMPLOYEE shall mean a participant in the Hamilton Beach/Proctor-Silex, Inc. Employees' Retirement Savings Plan (401(k)) who is eligible for Before-Tax Contributions thereunder.

                 SECTION 2.9. INSOLVENT. For purposes of this Plan, the Company shall be considered Insolvent at such time as it (a) is unable to pay its debts as they mature, or (b) is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code.

                 SECTION 2.10. PARTICIPANT shall mean (a) a Cash Balance Employee whose benefit under the Cash Balance Plan is limited by the application of Section 401(a)(17) or 415 of the Code and/or (b) a 401(k) Employee (i) who is unable to make all of the Before-Tax Contributions that he has elected to make to the Savings Plan because of the limitations imposed under Section





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                                                                               5



402(g), 401(a)(17), or 401(k)(3) of the Code and (ii) who has at least 943 Hay points.

                 SECTION 2.11.  PLAN shall mean the Hamilton
Beach/Proctor-Silex, Inc. Unfunded Benefit Plan as herein set forth or as duly amended.

                 SECTION 2.12.  PLAN ADMINISTRATOR shall mean the Company.

                 SECTION 2.13.  PLAN YEAR shall mean the calendar year.

                 SECTION 2.14.  QUALIFIED PLAN shall mean (a) for Cash
Balance Employees, the Hamilton Beach/Proctor-Silex, Inc. Profit Sharing Retirement Plan (or any successor plan) and (b) for 401(k) Employees, the Hamilton Beach/Proctor-Silex, Inc. Employees' Retirement Savings Plan (401(k)).

                 SECTION 2.15 SAVINGS PLAN shall mean the Hamilton Beach/Proctor-Silex, Inc. Employees' Retirement Savings Plan (401(k)), as the same may be amended from time to time.

                 SECTION 2.16. UNFORESEEABLE EMERGENCY shall mean an event which results (or will result) in severe financial hardship to the Participant as a consequence of an unexpected illness or accident or loss of the Participant's property due to casualty or other similar extraordinary or unforeseen circumstances out of the control of the Participant.

                 SECTION 2.17. VALUATION DATE shall mean the last business day of each Plan Year.





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                                  ARTICLE III
                           EXCESS RETIREMENT BENEFITS
                           --------------------------

                 SECTION 3.1. EXCESS PENSION BENEFITS. The Excess Pension Benefit payable to a Participant who is a Cash Balance Employee shall be a monthly benefit equal to the excess, if any, of (a) the amount of the monthly benefit that would be payable to such Participant under the Cash Balance Plan (in the form actually paid) if such Plan did not contain the limitations imposed under Sections 401(a)(17) and 415 of the Code, over (b) the amount of the monthly benefit that is actually payable to the Participant under the Cash Balance Plan.

                 SECTION 3.2.  EXCESS 401(K) BENEFITS.

                          (a)   AMOUNT OF EXCESS 401(K) BENEFITS.  Each
401(k) Employee who is a Participant under the terms of this Plan, may, prior to the first day of any Plan Year, by completing a Notice of Election to Defer Compensation or other form approved by the Company ("Deferral Election Form"), direct the Company:

                                  (i)   to reduce his Compensation (as that
term is defined in the Savings Plan, but including amounts received in excess of the limitations imposed under Code Section 401(a)(17) and amounts deferred under this Plan) by the difference between (A) a certain percentage, in 1% increments, with a maximum of 15%, of his Compensation for the calendar year, and (B) the maximum Before-Tax Contributions actually permitted to be contributed for him to the Savings Plan by reason of the application of the limitations imposed under Sections 402(g), 401(a)(17), or 401(k)(3) of the Code;





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                                  (ii)  to credit the deferrals to the
Sub-Account described in Section 3.3(a) at the times described therein.

                 (b) DEFERRAL PERIOD. The deferral election described in Subsection (a) above shall also contain such Participant's election regarding the time of the commencement of payment of his Excess 401(k) Sub-Account. In the Deferral Election Form, such Participant may elect to commence payment of his Excess 401(k) Sub-Account on (i) the date on which he ceases to be an employee of a Controlled Group member, (ii) the date on which he attains an age specified in the Deferral Election Form, or (iii) the earlier or later of such dates.

                 (c) EFFECT AND DURATION OF DEFERRAL ELECTION. Any direction by a 401(k) Employee who is a Participant in this Plan to make deferrals of Excess 401(k) Benefits hereunder shall be effective with respect to Compensation otherwise payable to the Participant, and the Participant shall not be eligible to receive such Excess 401(k) Benefits. Instead, such amounts shall be credited to the Participant's Sub-Account as provided in Section 3.3(a). Any directions made in accordance with Subsections (a) or (b) above shall be irrevocable and shall remain in effect for subsequent Plan Years unless for subsequent Plan Years the directions are changed or terminated by the Participant, on the appropriate form provided by the Plan Administrator, prior to the first day of such subsequent Plan Year. Notwithstanding the foregoing, a Participant's direction to make deferrals of Excess 401(k) Benefits shall automatically terminate on the earlier of





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the date on which (i) the Participant ceases employment with the Company, (ii)
the Company is deemed Insolvent, (iii) the Participant is no longer eligible to make deferrals of Excess 401(k) Benefits hereunder, or (iv) the Plan is terminated.

                 (d) Notwithstanding the foregoing, any Participant whose eligibility to make Before-Tax Contributions to the Savings Plan has been suspended because he has taken a hardship withdrawal from such plan shall not be eligible to make deferrals of Excess 401(k) Benefits under this Plan for the period of his suspension from the Savings Plan.

                 SECTION 3.3. PARTICIPANT'S ACCOUNTS. The Company shall establish and maintain on its books an Account for each Participant which shall contain the following entries:

                 (a)  Credits to an Excess 401(k) Sub-Account for the
Excess 401(k) Benefits described in Section 3.2, which shall be credited to the Sub-Account when a Participant is prevented from making a Before-Tax Contribution under the Savings Plan.

                 (b)  Credits to such Sub-Account for the earnings described in
Article IV, which shall continue until the vested portions of such Sub-Account has been distributed to the Participant or his Beneficiary; and

                 (c)  Debits for any distributions made from such Sub-Account.

                 SECTION 3.4. EFFECT ON OTHER BENEFITS. Benefits payable to or with respect to a Participant under the Qualified Plans or any other Company-sponsored (qualified or nonqualified) plan, if any, are in addition to those provided under this Plan.





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                                   ARTICLE IV
                                    EARNINGS
                                   ----------

                 SECTION 4.1. FOR ACTIVE 401(K) EMPLOYEES. At the end of each calendar month during a Plan Year, the Excess 401(k) Sub- Account of each 401(k) Employee who is a Participant under the terms of this Plan and who is employed by the Company on December 31 of such Year shall be credited with an amount of earnings determined from time to time by the Company. Effective January 1, 1995, such amount shall be determined as follows:

                 (a) For Excess 401(k) Benefits attributable to amounts deferred by a 401(k) Employee up to 7% of his Compensation, at the end of each calendar month during a Plan Year, the portion of the Excess 401(k) Sub-Account attributable to such Benefits for each such Participant shall be credited with an amount determined by multiplying such portion of the Participant's average Sub-Account balance during such month by the blended rate earned during such month by the Stable Asset Fund under the Savings Plan. Notwithstanding the foregoing, in the event that the Adjusted ROE determined for such Plan Year that is applicable to the Participant exceeds the rate credited to the Participant's Sub-Account under the preceding sentence, the Participant's Sub-Account shall retroactively be credited with the difference between (i) the amount determined under the preceding sentence, and (ii) the amount determined by multiplying such portion of the Participant's average Sub- Account balance during each month of such Plan Year by the Adjusted ROE determined for such Plan Year, compounded monthly.





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                 (b)      For Excess 401(k) Benefits attributable to amounts
deferred by a 401(k) Employee in excess of 7% of his Compensation, at the end of each calendar month during a Plan Year, the portion of the Excess 401(k) Sub-Account attributable to such Benefits for each such Participant shall be credited with an amount determined by multiplying such portion of such 401(k) Employee's average Sub-Account balance during such month by the blended rate earned during such month by the Stable Asset Fund under the Savings Plan.

                 (c) The Company may change the earnings rate credited on an Excess 401(k) Sub-Account balance at any time upon at least 30 days advance notice to 401(k) Employees.

                 SECTION 4.2. FOR TERMINATED EMPLOYEES. The Sub-Account of a Participant who has terminated employment with the Controlled Group shall be credited with earnings as described in Section 4.1, as modified by this Section 4.2, until each Sub-Account has been distributed in full. The Adjusted ROE calculation described in the second sentence of Section 4.1(a) shall be made during the month in which the Participant terminates employment and shall be based on the year-to-date Adjusted ROE for the month ending prior to the date the Participant terminated employment, as calculated by the Company. For any subsequent month, the Adjusted ROE calculation described in the second sentence of Section 4.1(a) shall not apply. The Stable Asset Fund calculation described in the first sentence of Section 4.1(a) and in Section 4.1(b) for the month in which the Participant receives a distribution from his Sub-Account shall be





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based on the blended rate earned during the preceding month by the Stable Asset
Fund.

                                   ARTICLE V
                                    VESTING
                                   ---------

                 A Participant shall not become vested in his Excess Pension Benefit until he becomes vested in his benefit under the Cash Balance Plan and the Excess Pension Benefit of a Participant who is partially or fully vested under the Cash Balance Plan shall at all times be vested hereunder to the extent he is so vested. A Participant shall always be 100% vested in his Excess 401(k) Benefit hereunder.

                                   ARTICLE VI
                    DISTRIBUTION OF BENEFITS TO PARTICIPANTS
                    ----------------------------------------

                 SECTION 6.1.  TIME AND MANNER OF PAYMENT.

                 (a)      EXCESS PENSION BENEFITS.

                          (i) TIMING.  A Participant who is a Cash Balance
Employee is required to elect the time and manner of payment of his benefits under the Cash Balance Plan before he will be eligible to receive payment of his Excess Pension Benefit hereunder. The Excess Pension Benefit payable to a Participant shall be paid at the same time or times and in the same manner as the benefits payable to the Participant under the Cash Balance Plan.

                         (ii) FORM.  Notwithstanding the foregoing, in the
event that the monthly payments of the Excess Pension Benefits payable to a Participant hereunder following the Participant's termination of the employment with the Controlled Group amount to





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less than Fifty Dollars ($50) per month, such Excess Pension Benefits shall be paid in the form of a single lump sum payment. Such lump sum amount shall be equal to the Actuarial Equivalent present value of such Excess Pension Benefits.

                 (b)      EXCESS 401(K) BENEFITS.

                          (i)  TIMING.  The Excess 401(k) Benefit shall be
paid (or commence to be paid) to the Participant at the time specified in the Participant's Deferral Election Form pursuant to Section 3.2(b).

                         (ii)  FORM.  The Excess 401(k) Benefit shall be
distributed to the Participant in the form of ten annual installments with each installment being based on the value of the Participant's Excess 401(k) Sub-Account on the Valuation Date immediately preceding the date such installment is to be paid and being a fraction of such value in which the numerator is one and the denominator is the total number of remaining installments to be paid. Notwithstanding the foregoing, the Participant may elect to receive his Excess 401(k) Benefit in the form of a single lump sum payment or in annual installments for a period of less than 10 years by filing a notice in writing, signed by the Participant while he is alive and filed with the Plan Administrator at least one year prior to the time he had elected to commence receiving payment of the portion his Excess 401(k) Sub-Account to which his election applies. Any such election of the form of benefit may be changed at any time and from time to time, without the consent of any other person, by filing a later election in writing that is signed by a Participant who is a





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401(k) Employee and filed with the Plan Administrator while such Participant is alive and at least one year prior to the time he had elected to commence receiving payment of his Excess 401(k) Sub-Account.

                         (iii) UNFORESEEABLE EMERGENCY DISTRIBUTIONS.
Notwithstanding the foregoing, the Company may at any time, upon written request of the Participant who is a 401(k) Employee, cause to be paid to such Participant an amount equal to all or any part of the Participant's Excess 401(k) Sub-Account if the Company determines, in its absolute discretion based on such reasonable evidence that it shall require, that such a payment or payments is necessary for the purpose of alleviating the consequences of an Unforeseeable Emergency occurring with respect to the Participant. Payments of amounts because of an Unforeseeable Emergency shall be permitted only to the extent reasonably necessary to satisfy the emergency need.

                          (iv) SMALL SUB-ACCOUNTS.  Notwithstanding the
foregoing, in the event that the Excess 401(k) Sub-Account of a Participant who is a 401(k) Employee does not exceed $5,000 at the time of such Participant's termination of employment with the Controlled Group, such Sub-Account shall automatically be paid to him in a single lump sum payment as soon as practicable following his termination of employment.

                 SECTION 6.2. LIABILITY FOR PAYMENT/EXPENSES. The Company shall be liable for the payment of the Excess Retirement Benefits which are payable hereunder to the Participants.





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Expenses of administering the Plan shall be paid by the Company, as directed by the Company.

                                  ARTICLE VII
                                 BENEFICIARIES
                                 -------------

                 SECTION 7.1. BENEFICIARY DESIGNATIONS. A designation of a Beneficiary hereunder may be made only by an instrument (in form acceptable to the Plan Administrator) signed by the Participant and filed with the Plan Administrator prior to the Participant's death. In the absence of such a designation and at any other time when there is no existing Beneficiary designated hereunder, the Beneficiary of a Participant for his Excess Pension Benefits and/or Excess 401(k) Benefits shall be his Beneficiary under the Cash Balance Plan and the Savings Plan, respectively. A person designated by a Participant as his Beneficiary who or which ceases to exist shall not be entitled to any part of any payment thereafter to be made to the Participant's Beneficiary unless the Participant's designation specifically provided to the contrary. If two or more persons designated as a Participant's Beneficiary are in existence with respect to a single Excess Retirement Benefit the amount of any payment to the Beneficiary under this Plan shall be divided equally among such persons unless the Participant's designation specifically provided to the contrary.

                 SECTION 7.2. CHANGE IN BENEFICIARY. (a) Anything herein or in the Qualified Plans to the contrary notwithstanding, a Participant may, at any time and from time to time, change a Beneficiary designation hereunder without the consent of any





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existing Beneficiary or any other person.  A change in Beneficiary hereunder may be made regardless of whether such a change is also made under the applicable underlying Qualified Plan. In other words, the Beneficiary hereunder need not be the same as under the applicable underlying Qualified Plan.

                 (b) Any change in Beneficiary shall be made by giving written notice thereof to the Plan Administrator and any change shall be effective only if received by the Plan Administrator prior to the death of the Participant.

                 SECTION 7.3.  DISTRIBUTIONS TO BENEFICIARIES.

                          (a)     AMOUNT OF BENEFITS.

                                  (i)   AMOUNT OF EXCESS PENSION BENEFIT. The
                 Excess Pension Benefit payable to a Beneficiary under this Plan shall be a monthly benefit equal to the excess, if any, of (A) the amount of the monthly benefit that would be payable to the Beneficiary last effectively designated by the Participant under the Cash Balance Plan (in the form actually paid) if such Plan did not contain the limitations imposed under Sections 401(a)(17) or 415 of the Code over (B) the amount of the monthly benefit that is actually paid to such Beneficiary under such plan.

                          (ii) AMOUNT OF EXCESS 401(K) BENEFIT.  The Excess
                 401(k) Benefit payable to a Participant's Beneficiary under this Plan shall be equal to such Participant's Excess 401(k) Sub-Account balance on the date of the distribution of the Sub-Account to the Beneficiary.





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                 (b)  TIME AND MANNER OF PAYMENT.

                          (i) EXCESS PENSION BENEFIT. The Excess Pension Benefit payable to a Beneficiary under this plan shall be paid at the same time or times and in the same manner as the benefits payable to the Beneficiary last effectively designated by the Participant under the Cash Balance Plan; provided however, that the provisions of Subsection 6.1(a)(ii) shall apply to such Benefit, treating the Beneficiary hereunder as if he were the Participant.

                         (ii) EXCESS 401(K) BENEFIT. The Excess 401(k) Benefit payable to a Beneficiary under this Plan shall be paid as soon as practicable following the death of the Participant. The Excess 401(k) Benefits payable to a Beneficiary hereunder shall be paid in the form of a lump sum payment.

                 (c) EFFECT OF DIFFERENT BENEFICIARIES. In the event the Beneficiary hereunder is different than the Beneficiary under the appropriate underlying Qualified Plan, (i) if the Beneficiary hereunder dies after the Participant but while the Beneficiary under the applicable underlying Qualified Plan is still living, any remaining payments hereunder shall be payable, as they come due, to the estate of the Beneficiary hereunder and (ii) if the Beneficiary hereunder predeceases the Beneficiary under the applicable underlying Qualified Plan and the Participant, the Beneficiary hereunder shall revert to the Beneficiary last effectively designated under the Qualified Plan unless and until





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the Participant again makes a change of Beneficiary pursuant to Section 7.2

                                  ARTICLE VIII
                                 MISCELLANEOUS
                                 -------------

                 SECTION 8.1. LIABILITY OF COMPANY. Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between the Company and any Participant, Beneficiary or any other person.

                 SECTION 8.2. LIMITATION ON RIGHTS OF PARTICIPANTS AND BENEFICIARIES - NO LIEN. The Plan is designed to be an unfunded, nonqualified plan. Nothing contained herein shall be deemed to create a trust or lien in favor of any Participant or Beneficiary on any assets of the Company. The Company shall have no obligation to purchase any assets that do not remain subject to the claims of the creditors of the Company for use in connection with the Plan. No Participant or Beneficiary or any other person shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Company prior to the time that such assets are paid to the Participant or Beneficiary as provided herein. Each Participant and Beneficiary shall have the status of a general unsecured creditor of the Company.

                 SECTION 8.3. NO GUARANTEE OF EMPLOYMENT. Nothing in this Plan shall be construed as guaranteeing future employment to Participants. A Participant continues to be an Employee of the Company solely at the will of the Company subject to discharge at any time, with or without cause.





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                 SECTION 8.4.  PAYMENT TO GUARDIAN.  If a benefit payable
hereunder is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Plan Administrator may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                 SECTION 8.5. ASSIGNMENT. No right or interest under this Plan of any Participant or Beneficiary shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of the Participant or Beneficiary.

                 SECTION 8.6. SEVERABILITY. If any provision of this Plan or the application thereof to any circumstance(s) or person(s) is held to be invalid by a court of competent jurisdiction, the remainder of the Plan and the application of such provision to other circumstances or persons shall not be affected thereby.

                                   ARTICLE IX
                             ADMINISTRATION OF PLAN
                             ----------------------

                 SECTION 9.1. ADMINISTRATION. (a) IN GENERAL. The Plan shall be administered by the Plan Administrator. The Plan





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Administrator shall have sole and absolute discretion to interpret where necessary all provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in, the language of the Plan), to determine the rights and status under the Plan of Participants, or other persons, to resolve questions or disputes arising under the Plan and to make any determinations with respect to the benefits payable under the Plan and the persons entitled thereto as may be necessary for the purposes of the Plan. Without limiting the generality of the foregoing, the Plan Administrator is hereby granted the authority (i) to determine whether a particular employee is a Participant, and
(ii) to determine if an employee is entitled to Excess Retirement Benefits hereunder and, if so, the amount and duration of such Benefits. The Plan Administrator's determination of the rights of any employee or former employee hereunder shall be final and binding on all persons, subject only to the claims procedures outlined in Section 9.3 hereof.

                 (b) DELEGATION OF DUTIES. The Plan Administrator may delegate any of its administrative duties, including, without limitation, duties with respect to the processing, review, investigation, approval and payment of Excess Retirement Benefits, to a named administrator or administrators.

                 SECTION 9.2. REGULATIONS. The Plan Administrator shall promulgate any rules and regulations it deems necessary in order to carry out the purposes of the Plan or to interpret the provisions of the Plan; provided, however, that no rule,





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                                                                              20



regulation or interpretation shall be contrary to the provisions of the Plan. The rules, regulations and interpretations made by the Plan Administrator shall, subject only to the claims procedure outlined in Section 9.3 hereof, be final and binding on all persons.

                 SECTION 9.3. CLAIMS PROCEDURES. The Plan Administrator shall determine the rights of any employee or former employee to any Excess Retirement Benefits hereunder. Any employee or former employee who believes that he has not received the Excess Retirement Benefits to which he is entitled under the Plan may file a claim in writing with the Plan Administrator. The Plan Administrator shall, no later than 90 days after the receipt of a claim (plus an additional period of 90 days if required for processing, provided that notice of the extension of time is given to the claimant within the first 90 day period), either allow or deny the claim in writing. If a claimant does not receive written notice of the Plan Administrator's decision on his claim within the above-mentioned period, the claim shall be deemed to have been denied in full.

                 A denial of a claim by the Plan Administrator, wholly or partially, shall be written in a manner calculated to be understood by the claimant and shall include:

                 (a)      the specific reasons for the denial;

                 (b) specific reference to pertinent Plan provisions on which the denial is based;

                 (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and





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                                                                              21




                 (d)      an explanation of the claim review procedure.

                 A claimant whose claim is denied (or his duly authorized representative) may within 60 days after receipt of denial of a claim file with the Plan Administrator a written request for a review of such claim. If the claimant does not file a request for review of his claim within such 60-day period, the claimant shall be deemed to have acquiesced in the original decision of the Plan Administrator on his claim. If such an appeal is so filed within such 60 day period, the Company (or its delegate) shall conduct a full and fair review of such claim. During such review, the claimant shall be given the opportunity to review documents that are pertinent to his claim and to submit issues and comments in writing.

                 The Company shall mail or deliver to the claimant a written decision on the matter based on the facts and the pertinent provisions of the Plan within 60 days after the receipt of the request for review (unless special circumstances require an extension of up to 60 additional days, in which case written notice of such extension shall be given to the claimant prior to the commencement of such extension). Such decision shall be written in a manner calculated to be understood by the claimant, shall state the specific reasons for the decision and the specific Plan provisions on which the decision was based and shall, to the extent permitted by law, be final and binding on all interested persons. If the decision on review is not furnished to the claimant within the above-mentioned time period, the claim shall be deemed to have been denied on review.





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                                                                              22



                 SECTION 9.4. REVOCABILITY OF PLAN ADMINISTRATOR/ COMPANY ACTION. Any action taken by the Plan Administrator or the Company with respect to the rights or benefits under the Plan of any employee or former employee shall be revocable by the Plan Administrator or the Company as to payments not yet made to such person, and acceptance of any Excess Retirement Benefits under the Plan constitutes acceptance of and agreement to the Plan Administrator's or the Company's making any appropriate adjustments in future payments to such person (or to recover from such person) any excess payment or underpayment previously made to him.

                 SECTION 9.5. AMENDMENT. The Nominating, Organization and Compensation Committee of the Board of Directors of the Company (the "Committee") may at any time amend any or all of the provisions of this Plan, except that (a) no such amendment may adversely affect any Participant's vested Excess Retirement Benefit as of the date of such amendment, without the prior written consent of such Participant, and (b) no such amendment may suspend the crediting of earnings on the balance of a Participant's Account, until the entire balance of such Account has been distributed. Any amendment shall be in the form of a written instrument executed by an officer of the Company on the order of the Committee. Subject to the foregoing provisions of this Section, such amendment shall become effective as of the date specified in such instrument or, if no such date is specified, on the date of its execution.





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                                                                              23



                 SECTION 9.6.  TERMINATION.

                 (a) The Committee, in its sole discretion, may terminate this Plan at any time and for any reason whatsoever, except that (i) no such termination may adversely affect any Participant's vested Excess Retirement Benefit as of the date of such termination, without the prior written consent of such Participant, and (ii) no such termination may suspend the crediting of earnings on the balance of a Participant's Account, until the entire balance of such Account has been distributed. Any such termination shall be expressed in the form of a written instrument executed by an officer of the Company on the order of the Committee. Subject to the foregoing provisions of this Section, such termination shall become effective as of the date specified in such instrument or, if no such date is specified, on the date of its execution. Written notice of any termination shall be given to the Participants as soon as practicable after the instrument is executed.

                 (b) Notwithstanding anything in the Plan to the contrary, in the event of a termination of the Plan, the Company, in its sole and absolute discretion, shall have the right to change the time and form of distribution of Participants' Excess Retirement Benefits.





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
                                                                              24



          Executed, this 31st day of December, 1994, to be effective January 1, 1995.


                                              HAMILTON BEACH/PROCTOR-SILEX, INC.



                                              By: Charles A. Bittenbender
                                                  -----------------------
                                                  Title: Assistant Secretary





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